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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): June 28, 2001


                               IndyMac ABS, Inc.
       (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 2001, providing for the issuance of the IndyMac ABS, Inc.,
                 Home Equity Mortgage Loan Asset-Backed Trust,
                 Series SPMD 2001-B Home Equity Mortgage Loan
                 Asset-Backed Certificates, Series SPMD 2001-B
                               IndyMac ABS, Inc.
                               -----------------
            (Exact name of registrant as specified in its charter)


          Delaware                 333-47158              95-4685267
          -------------------    -------------        --------------
(State or Other Jurisdiction      (Commission           (I.R.S. Employer
       of Incorporation)          File Number)         Identification No.)



                             155 North Lake Avenue
       Pasadena, California                                     91101
      ---------------------                                   ----------
      (Address of Principal                                   (Zip Code)
                              Executive Offices)

       Registrant's telephone number, including area code (800) 669-2300
                                                          --------------

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


Item 5. Other Events.
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     On June 28, 2001, IndyMac ABS, Inc. (the "Depositor") entered into a
Pooling and Servicing Agreement dated as of June 1, 2001 (the "Agreement"), by and among the Depositor, IndyMac, Inc. ("IndyMac"), as seller (the "Seller") and as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Home Equity Mortgage Loan Asset-Backed Certificates, Series SPMD 2001-B (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as
Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial
-------  -----------------------------------------
         Information and Exhibits.
         -------------------------

        Not applicable.

        Not applicable.

        Exhibits:

        99.1. Pooling and Servicing Agreement, dated as of June 1, 2001, by and among the Depositor, the Seller, the Master Servicer and the Trustee.


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


SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               IndyMac ABS, Inc.



                               By:  /s/ Victor Woodworth
                                    ------------------------------------
                                  Victor Woodworth
                                  Vice President



Dated:  July 31, 2001

                                 Exhibit Index
                                 -------------



Exhibit                                                                 Page
-------                                                                 ----

99.1.          Pooling and Servicing Agreement,
               dated as of June 1, 2001, by
               and among, the Depositor, the Seller,
               the Master Servicer and the Trustee


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